Exhibit 99.1


                              Attachment to Form 4


                             JOINT FILER INFORMATION



Name and Address:                          Nader Tavakoli
                                           24 West 40th St., 10th Floor
                                           New York, NY 10018


Date of First Event Requiring
     Statement:                            06/30/08
Issuer and Ticker Symbol:                  Endwave Corporation (ENWV)
Relationship to Issuer:                    10% Owner
Designated Filer:                          EagleRock Capital Management, LLC


TABLE I INFORMATION

Title of Security:                         Common Stock
Date of First Transaction                  06/30/08
Transaction Code                           S
Amount of Securities and Price             500 at $6.49 per share
                                           100 at $6.47 per share
                                           200 at $6.46 per share
                                           300 at $6.41 per share
                                           710 at $6.40 per share
                                           2,746 at $6.35 per share
                                           300 at $6.33 per share
                                           100 at $6.30 per share

Title of Security:                         Common Stock
Date of First Transaction                  07/25/08
Transaction Code                           S
Amount of Securities and Price             700 at $6.50 per share
                                           100 at $6.48 per share
                                           100 at $6.47 per share
                                           300 at $6.46 per share
                                           500 at $6.45 per share
                                           500 at $6.44 per share
                                           600 at $6.43 per share
                                           100 at $6.42 per share
                                           600 at $6.41 per share
                                           700 at $6.40 per share
                                           700 at $6.39 per share
                                           300 at $6.38 per share
                                           400 at $6.36 per share
                                           400 at $6.35 per share
                                           1,500 at $6.33 per share
                                           1,300 at $6.32 per share
                                           100 at $6.30 per share

                                           2,099 at $6.29 per share
                                           900 at $6.28 per share
                                           1,100 at $6.27 per share
                                           1,801 at $6.26 per share
                                           24,292 at $6.25 per share


Title of Security:                         Common Stock
Date of First Transaction                  07/28/08
Transaction Code                           S
Amount of Securities and Price             600 at $6.50 per share
                                           200 at $6.43 per share
                                           200 at $6.39 per share
                                           1,100 at $6.36 per share
                                           1,350 at $6.35 per share



Securities Acquired (A) or
     Disposed of (D)                       D
Amount of Securities Beneficially
     Owned Following Reported
     Transactions                          1,233,864
Ownership Form:                            I
Nature of Indirect Beneficial
     Ownership:                            (1)

                              Attachment to Form 4


                             JOINT FILER INFORMATION



Name and Address:                          EagleRock Institutional Partners, LP
                                           24 West 40th St., 10th Floor
                                           New York, NY 10018


Date of Event Requiring
     Statement:                            06/30/08
Issuer and Ticker Symbol:                  Endwave Corporation (ENWV)
Relationship to Issuer:                    10% Owner
Designated Filer:                          EagleRock Capital Management, LLC


TABLE I INFORMATION

Title of Security:                         Common Stock
Date of First Transaction                  6/30/08
Transaction Code                           S
Amount of Securities and Price             415 at $6.49 per share
                                           83 at $6.47 per share
                                           166 at $6.46 per share
                                           249 at $6.41 per share
                                           589 at $6.40 per share
                                           2,279 at $6.35 per share
                                           249 at $6.33 per share
                                           83 at $6.30 per share

Title of Security:                         Common Stock
Date of First Transaction                  07/25/08
Transaction Code                           S
Amount of Securities and Price             700 at $6.50 per share
                                           100 at $6.48 per share
                                           100 at $6.47 per share
                                           300 at $6.46 per share
                                           500 at $6.45 per share
                                           500 at $6.44 per share
                                           600 at $6.43 per share
                                           100 at $6.42 per share
                                           600 at $6.41 per share
                                           700 at $6.40 per share
                                           700 at $6.39 per share
                                           300 at $6.38 per share
                                           400 at $6.36 per share
                                           400 at $6.35 per share
                                           1,500 at $6.33 per share
                                           1,300 at $6.32 per share
                                           100 at $6.30 per share

                                           2,099 at $6.29 per share
                                           900 at $6.28 per share
                                           1,100 at $6.27 per share
                                           1,801 at $6.26 per share
                                           24,292 at $6.25 per share


Title of Security:                         Common Stock
Date of First Transaction                  7/28/08
Transaction Code                           S
Amount of Securities and Price             600 at $6.50 per share
                                           200 at $6.43 per share
                                           200 at $6.39 per share
                                           1,100 at $6.36 per share
                                           1,350 at $6.35 per share


Securities Acquired (A) or
     Disposed of (D)                       D
Amount of Securities Beneficially
     Owned Following Reported
     Transactions                          1,016,296
Ownership Form:                            D
Nature of Indirect Beneficial
     Ownership:                            n/a